                                                               EXHIBIT 10.12

PERSONNEL ADMINISTRATION MANUAL              SUBJECT NUMBER: ARS 414-03
ARISTECH CHEMICAL CORPORATION                PAGE 1 OF 4
                                             PROCEDURE ESTABLISHED: 01-01-95
SUBJECT: Variable Bonus Program (VBP)        REVISED EFFECTIVE: 01-01-96
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A.  COVERAGE:

    All Eligible Participants. (See Exhibit A for Summary of Key Points)

B.  GENERAL:

    The Company has established this variable bonus program to make payments to Eligible Participants from a Bonus Pool.

C.  DEFINITIONS:

    1.  COMPENSATION POOL: The sum of all Eligible Participant Base Earnings.

    2.  BONUS POOL: The sum of money available for bonus payments.

    3.  ELIGIBLE PARTICIPANT: An eligible Participant is an individual who:

        a.  Is a full-time non-union employee of the Company;

        b. Is a full-time non-union employee of the Company as of December 31 of the Plan Year; provided, however, that an individual is exempt from this requirement if the failure to meet it is due to any one of the following:

            (1) A management-directed transfer to an affiliate or related joint venture entity;

            (2) Termination from employment with eligibility for a severance payment under the Aristech Chemical Corporation Severance Plan for Eligible Employees ("Severance Plan");

            (3) Retirement with eligibility for an immediate pension or retirement at or after age 65; or

            (4)  Death.

        c. Has been actively at work for at least 180 days during the Plan Year; provided, however, that an individual is exempt from this requirement if the failure to meet it is due to any one of the following:

            (1) A management-directed transfer to an affiliate or related joint venture entity;

            (2) Termination from employment with eligibility for a severance payment under the Severance Plan;

            (3) Retirement with eligibility for an immediate pension or retirement at or after age 65;

PERSONNEL ADMINISTRATION MANUAL              SUBJECT NUMBER: ARS 414-03
ARISTECH CHEMICAL CORPORATION                PAGE 2 OF 4
                                             PROCEDURE ESTABLISHED: 01-01-95
SUBJECT: Variable Bonus Program (VBP)        REVISED EFFECTIVE: 01-01-96
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C.  DEFINITIONS (cont:)

            (4)  Death; or

            (5)  Work-related injury or illness.

    4. INELIGIBLE EMPLOYEES: Those ineligible to participate shall include, but are not limited to, the following:

        a.  Quits except as provided in C.3.b.(3) and C.3.c.(3) above

        b.  Union employees

        c. Non-union employees discharged for cause at any time in the Plan Year. "For Cause" shall mean willful misconduct, insubordination or conduct intended to harm the business of the company.

    5. BASE EARNINGS: The amount of remuneration paid by the Company to an Eligible Participant in a Plan Year for services rendered, including salary and wages, holiday pay, vacation pay, health additive, salary continuance, and Basic Income Protection payments. Base earnings for periods of absences due to an Aristech occupational accident or an Aristech disability will be calculated using base rates in effect on the last day worked prior to absence.

        EXCLUDED remuneration includes bonuses, overtime compensation, shift differential, holiday pay for holidays not taken, vacation pay for vacation days not taken, except as provided in paragraphs 5.a.(2) and
        (3) below, or any other form of compensation or remuneration not specifically included above.

        a.  INCLUDABLE VACATION PAY IS:

            (1)  Vacation time taken as time off in the Plan Year,

            (2) Vacation monies paid to a terminating employee for vacation time which was both earned and eligible to be paid in the Plan Year had the employee not terminated, or

            (3) Vacation monies paid to a terminating employee for vacation accrued in the Plan Year but normally not paid until the subsequent year.

        b.  INELIGIBLE OVERTIME EARNINGS ARE:

            (1) For a normal unit schedule for 8-hour days and 40-hour work weeks:

                 (a)  any hours paid in excess of 8 per day, or

                 (b)  any hours paid in excess of 40 per week.

            (2) For a normal unit schedule for 12-hour days and 36/48-hour work weeks:

PERSONNEL ADMINISTRATION MANUAL              SUBJECT NUMBER: ARS 414-03
ARISTECH CHEMICAL CORPORATION                PAGE 3 OF 4
                                             PROCEDURE ESTABLISHED: 01-01-95
SUBJECT: Variable Bonus Program (VBP)        REVISED EFFECTIVE: 01-01-96
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              (a)  all PREMIUM paid for hours in excess of 8 per day,

              (b)  all PREMIUM paid for hours in excess of 40 in the long week,

              (c)  any hours in excess of 12 per day, or

              (d) any hours in excess of 36 in the short week and 48 in the long week.

        c.  PART-TIME AND UNION-REPRESENTED EMPLOYMENT DURING A PLAN YEAR:

            Earnings during periods of part-time and/or union-represented employment for any Eligible Participant are includable if they otherwise qualify as Base Earnings.

    6.  PLAN YEAR: The twelve (12) month period ending December 31.

D. BONUS POOL: The bonus Pool will be established upon the achievement of a financial goal(s) for the Plan Year which goal is established prior to the Plan Year by the Corporate Management Committee (CMC).

    1. CMC will determine the amount available for payment to Eligible Participants.

    2.  The Bonus Pool accrual is excluded from goal achievement levels.

E. BONUS PAYMENT: Bonuses will ordinarily be paid in February of the year following the Plan Year. The Bonus Pool, as determined in paragraph D. above, will be distributed to Eligible Participants in accordance with paragraph F. below.

F.  PAYMENT DISTRIBUTION TO ELIGIBLE PARTICIPANTS:

    1. The amount of the Bonus Pool allocated to each business unit/staff department or individual will be determined by CMC. The fact that an individual is an Eligible Participant does not result in an automatic payment or distribution. CMC has the sole discretion to decide whether an Eligible Participant will receive a payment.

    2. Business/Staff department heads may recommend payments to individual Eligible Participants in accordance with applicable guidelines established by the CMC.

G. DISSEMINATION OF RESULTS AGAINST FINANCIAL GOAL(S): The Company will disseminate this information to business/staff department heads on a periodic basis for disclosure to all Eligible Participants.

H. AMENDMENT OR TERMINATION: CMC may vote to amend or terminate the Plan at any time. The CMC has sole and absolute discretion to administer and interpret the terms and conditions of this VBP and its decisions will be final, binding and conclusive unless arbitrarily and capriciously made.

I. ADMINISTRATION: The Director - Human Resources & Internal Audit is responsible for reviewing the application of this procedure to ensure that it is in accordance with guidelines authorized by CMC.

PERSONNEL ADMINISTRATION MANUAL              SUBJECT NUMBER: ARS 414-03
ARISTECH CHEMICAL CORPORATION                PAGE 4 OF 4
                                             PROCEDURE ESTABLISHED: 01-01-95
SUBJECT: Variable Bonus Program (VBP)        REVISED EFFECTIVE: 01-01-96
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J.  Both the fact that any payment is to be made under this policy and the amount of any such payment are to be determined at the sole discretion of the CMC at or near the end of the period and not pursuant to any prior contract, agreement, or promise causing the employee to expect such variable compensation program payments regularly.

PERSONNEL ADMINISTRATION MANUAL              SUBJECT NUMBER: ARS 414-03
ARISTECH CHEMICAL CORPORATION                EXHIBIT A-PAGE 1 OF 1
                                             PROCEDURE ESTABLISHED: 01-01-95
SUBJECT: Variable Bonus Program (VBP)        REVISED EFFECTIVE: 01-01-96
-----------------------------------------------------------------------------

NOTE: This is a summary of certain key points only and is not intended to be, nor should it be used as, a substitute for the complete Procedure. The Procedure contains important additional terms, governs the plan, and should always be consulted to determine questions of eligibility, etc.


                            All exempt
ELIGIBLE PARTICIPANTS:      All A&T
                            All Non-Union Wage


                            Union Members
INELIGIBLE PARTICIPANTS:    Quits - Except for those:
                              a. Age 65 or older
                              b. Eligible for
                                 1) Immediate pension, or
                                 2) Severance
                            Discharges for cause


                            A variable percentage of base earnings for the plan year.

                            Base earnings include:
                              a. Health Care Additive
                              b. Holiday Pay
                              c. Vacation Pay
                              d. Salary Continuance
                              e. Basic Income Protection Payments


PAYMENT CALCULATION:        Base earnings exclude:
                              a. Bonuses
                              b. Premium pay for overtime
                              c. Shift Differential
                              e. Holiday Pay for holidays not taken
                              f. Vacation pay for unpaid vacation days not
                                 taken, except vacation monies earned
                                 or accrued due to terminating employees.